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                                                                   EXHIBIT 15


                      AMERICAN MATURITY LIFE INSURANCE COMPANY

                                 POWER OF ATTORNEY


               Joseph J. Noto, President and Chief Operating Officer
                         Donald E. Waggaman, Jr., Treasurer
                      George W. Tang, Vice President and Actuary
           Michael B. Cefole, Vice President and Chief Financial Officer
                           Lowndes A. Smith, Chairman
                   Thomas M. Marra, Chief Executive Officer
                               Thomas C. Sutton
         David A. Hall, Senior Vice President and Chief Investment Officer
                               Glenn S. Schafer

do hereby jointly and severally authorize Lynda Godkin and/or Scott Richardson to sign as their agent, any Registration Statement, pre-effective amendment, and any post-effective amendment of American Maturity Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

     /s/ Joseph J. Noto                 Dated          March 25, 1996
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     Joseph J. Noto

    /s/ Donald E. Waggaman, Jr.         Dated          March 26, 1996
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     Donald E. Waggaman, Jr.

    /s/ George W. Tang                  Dated          March 25, 1996
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     George W. Tang

     /s/ Michael B. Cefole              Dated          March 25, 1996
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     Michael B. Cefole

     /s/ Lowndes A. Smith               Dated          March 29, 1996
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     Lowndes A. Smith

     /s/ Thomas M. Marra                Dated          April 2, 1996
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     Thomas M. Marra

     /s/ Thomas C. Sutton               Dated          March 18, 1996
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     Thomas C. Sutton

     /s/ David A. Hall                  Dated          March 26, 1996
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     David A. Hall

     /s/ Glenn S. Schafer               Dated          March 20, 1996
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     Glenn S. Schafer